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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 13, 2004
                Date of Report (Date of earliest event reported)

                               __________________

                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   1-8696                   36-2664428
(State or other jurisdiction      (Commission               (I.R.S. Employer
      of incorporation)           File Number)             Identification No.)

                 1960 Bronson Road, Fairfield, Connecticut 06824
               (Address of principal executive offices) (Zip Code)


                                 (203) 255-6044
              (Registrant's telephone number, including area code)

                               __________________

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.   Results of Operations and Financial Condition.

     On December 13, 2004, Competitive Technologies, Inc. ("CTT") announced its results for the first quarter of fiscal 2005 (three months ended October 31, 2004). A copy of CTT's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K and the attached exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.


Item 9.01.   Financial Statements and Exhibits

       (c)   Exhibits.

Exhibit No.          Description
-----------          -----------------------------------------------------------

Exhibit 99.1         Press release dated December 13, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COMPETITIVE TECHNOLOGIES, INC.

Date:  December 15, 2004                     By:  /s/ John B. Nano
                                                  ----------------
                                                  Name:  John B. Nano
                                                  Title: President and
                                                  Chief Executive Officer




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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------------------------------------------------------

Exhibit 99.1 +       Press release dated December 13, 2004.

+ Furnished herewith